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Exhibit 10.48

FIFTH AMENDMENT TO THE THIRD
AMENDED AND RESTATED CREDIT AGREEMENT

        This FIFTH AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the "Amendment") executed as of the 15th day of December, 2005, by and among EXCO RESOURCES, INC., a Texas corporation (the "Company"), EXCO OPERATING, LP, a Delaware limited partnership ("Operating"), NORTH COAST ENERGY, INC., a Delaware corporation ("North Coast") and NORTH COAST ENERGY EASTERN, INC., a Delaware corporation ("North Coast Eastern"; together with the Company, Operating and North Coast, the "Borrowers"), JPMORGAN CHASE BANK, NA (successor by merger to BANK ONE, N.A. (Illinois)), a national banking association ("JPMorgan"), each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party hereto pursuant to the provisions of Section 28 of the Third Amended and Restated Credit Agreement or any successor or assignee thereof (hereinafter collectively referred to as "Lenders", and individually, "Lender"), JPMorgan, as Administrative Agent ("Agent"), BNP PARIBAS, as Syndication Agent, THE BANK OF NOVA SCOTIA, as Co-Documentation Agent and TORONTO DOMINION, (TEXAS), INC., as Co-Documentation Agent. Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in that certain Third Amended and Restated Credit Agreement dated as of January 27, 2004, by and among the Borrowers, Agent and the Lenders (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

WITNESSETH:

        WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Credit Agreement to permit the Borrowers to hedge a greater percentage of the anticipated production from their proved producing reserves of crude oil and natural gas and Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, Agent and the Lenders, hereby agree as follows:

SECTION 1.    Amendment to Credit Agreement.    Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

        1.1    Amended Definition.    The following definition in Section 1 of the Credit Agreement shall be and it hereby is amended in its entirety as follows:

          Pre-Approved Contracts means (i) any North Coast Hedge and (ii) any other Rate Management Transaction entered into by the Company or any of its Subsidiaries in the ordinary course of business that (a) is with an Approved Counterparty and (b) which, together with all other such Rate Management Transactions then in effect, is (1) designed to hedge, collar or swap crude oil or natural gas or otherwise sell a portion of the "forecasted production from proved producing reserves" (as defined below) of crude oil and natural gas of Borrowers and the Subsidiary Guarantors, taken as a whole, for any Rolling Five Year Period not to exceed (x) ninety percent (90%) of such production for each of the first two years of such Rolling Five Year Period or (y) eighty percent (80%) of such production for each year of the last three years of such Rolling Five Year Period, (2) an interest rate hedge in an aggregate notional amount that, together with any other interest rate hedges then in effect, does not exceed more than eighty percent (80%) of the total Consolidated Funded Debt of the Company and its Material Domestic Subsidiaries projected to be outstanding for any period covered by such hedge, or (3) a foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, which is for the purpose of hedging the foreign currency risk associated with the Company's and its Subsidiaries' operations and not for speculative purposes. As used in this Section, "forecasted production from proved producing reserves" means the forecasted production of crude oil and natural gas as reflected in the most recent engineering report delivered to the Agent pursuant to Section 12(a)(iii), after giving effect to any pro forma adjustments for the consummation of any acquisitions or dispositions since the effective date of such engineering report.

SECTION 2.    Reaffirmation of Representations and Warranties.    Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the representations, warranties and affirmative and negative covenants of the Company and its Subsidiaries contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrowers hereby restate and reaffirm each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrowers, Agent and the Lenders.

SECTION 3.    Conditions.    The amendment to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.

        3.1    Execution and Delivery.    The Borrowers shall have executed and delivered this Amendment, and other required documents, all in form and substance satisfactory to the Agent.

        3.2    Representations and Warranties.    The representations and warranties of the Borrowers under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date).

        3.3    No Event of Default.    No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default.

        3.4    Other Documents.    The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent.

        3.5    Legal Matters Satisfactory.    All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of the Borrowers.

SECTION 4.    Miscellaneous.

        4.1    Additional Representations and Warranties.    The Borrowers hereby represent and warrant that all factual information, if any, heretofore and contemporaneously furnished by or on behalf of the Borrowers to Agent for purposes of or in connection with this Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of the Borrowers made under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by Agent or the Lenders.

        4.2    Indemnification.    The Borrowers agree to indemnify and hold harmless Agent and the Lenders and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to Agent or the Lenders, including all local counsel hired by such counsel) ("Claim") incurred by Agent or the Lenders in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrowers or their agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrowers to the Lenders hereunder or at common law or otherwise, and shall survive any termination of this Amendment, the expiration of the Loan and the payment of all indebtedness of the Borrowers to the Lenders hereunder and under the Notes, provided that the Borrowers shall not have any obligation under this section to the Lenders with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Lenders. If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Borrowers of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure). The Indemnified Party shall have the right to employ, at the Borrowers' expense, counsel of the Indemnified Parties' choosing and to control the defense of the Claim. The Borrowers may at their own expense also participate in the defense of any Claim. Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party. The parties intend for the provisions of this Section to apply to and protect each Indemnified Party from the consequences of strict liability imposed or threatened to be imposed on any Indemnified Party as well as from the consequences of its own negligence, whether or not that negligence is the sole, contributing, or concurring cause of any Claim, but not from any portion of such Claim arising from the gross negligence or willful misconduct of any Indemnified Party.

        4.3    Counterparts.    This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrowers, Agent and Lenders have executed a counterpart. Facsimiles shall be effective as originals.

        4.4    WRITTEN CREDIT AGREEMENT.    THE CREDIT AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

        4.5    No Impairment.    The Borrowers acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Agent and the Lenders constitute valid and existing obligations in favor of Agent and the Lenders. The Borrowers confirm and agree that (a) neither the execution of this Amendment nor any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrowers under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect.

[Signature Pages Follow]

        IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to the Third Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWERS:
EXCO RESOURCES, INC. a Texas corporation
By:	/s/ J. DOUGLAS RAMSEY, PH.D.
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer
EXCO OPERATING, LP a Delaware limited partnership
By:	EXCO Investment II, LLC, its sole general partner
	By:	EXCO Resources, Inc., its sole member
	By:	/s/ J. DOUGLAS RAMSEY, PH.D.
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial Officer
NORTH COAST ENERGY, INC. a Delaware corporation
By:	/s/ J. DOUGLAS RAMSEY, PH.D.
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President
NORTH COAST ENERGY EASTERN, INC. a Delaware corporation
By:	/s/ J. DOUGLAS RAMSEY, PH.D.
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President
LENDERS:
JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Illinois)) a national banking association as a Lender and as Administrative Agent
By:	/s/ WM. MARK CRANMER
Name:	Wm. Mark Cranmer
Title:	Vice President

BNP PARIBAS as a lender and as Syndication Agent
By:	/s/ DAVID DODD
Name:	David Dodd
Title:	Director
By:	/s/ POLLY SCHOTT
Name:	Polly Schott
Title:	Vice President
THE BANK OF NOVA SCOTIA as a lender and as a Co-Documentation Agent
By:	/s/ N. BELL
Name:	N. Bell
Title:	Agent
COMERCIA BANK as a Lender
By:	/s/ MARK FUQUA
Name:	Mark Fuqua
Title:	Senior Vice President
TORONTO DOMINION (TEXAS) LLC as a Lender and as a Co-Documentation Agent
By:	/s/ JACKIE BARRETT
Name:	Jackie Barrett
Title:	Authorized Agent
UNION BANK OF CALIFORNIA, N.A. as a Lender
By:	/s/ KIMBERLY COLL
Name:	Kimberly Coll
Title:	Vice President
By:	/s/ SEAN MURPHY
Name:	Sean Murphy
Title:	Vice President
CREDIT SUISSE, Cayman Islands Branch (F/K/A CREDIT SUISSE FIRST BOSTON acting through its Cayman Island branch) as a Lender
By:	/s/ VANESSA GOMEZ
Name:	Vanessa Gomez
Title:	Vice President
By:	/s/ NUPUR KUMAR
Name:	Nupur Kumar
Title:	Associate

BANK OF AMERICA N.A. as a Lender
By:	/s/ SCOTT F. DAVIS
Name:	Scott F. Davis
Title:	Vice President
KEY BANK, as a Lender
By:	/s/ THOMAS RAJAN
Name:	Thomas Rajan
Title:	Vice President
FORTIS CAPITAL CORP., as a Lender
By:	/s/ TROND ROKHOLT
Name:	Trond Rokholt
Title:	Managing Director
By:	/s/ MICHELE JONES
Name:	Michele Jones
Title:	Senior Vice President
WELLS FARGO BANK, NA as a Lender
By:	/s/ DAVID C. BROOKS
Name:	David C. Brooks
Title:	Vice President
CITIBANK TEXAS, N.A.
By:	/s/ ANGELA MCCRACKEN
Name:	Angela McCracken
Title:	Vice President

CONSENT AND REAFFIRMATION

        The undersigned (each a "Subsidiary Guarantor") hereby (i) acknowledges receipt of a copy of the foregoing Fifth Amendment to the Third Amended and Restated Credit Agreement (the "Fifth Amendment"); (ii) consents to each Borrower's execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrowers to Lenders pursuant to the terms of its Subsidiary Guaranty in favor of Agent and the Lenders and (v) reaffirms that its Subsidiary Guaranty is and shall continue to remain in full force and effect. Although each Subsidiary Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Subsidiary Guarantor understands that the Lenders have no obligation to inform any Subsidiary Guarantor of such matters in the future or to seek any Subsidiary Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

        IN WITNESS WHEREOF, the undersigned have executed this Consent and Reaffirmation on and as of the date of this Fifth Amendment.

GUARANTORS:
ROJO PIPELINE, INC. (f/k/a Taurus Acquisition, Inc., a Texas corporation
By:	/s/ J. DOUGLAS RAMSEY, PH.D
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President
EXCO INVESTMENT I, LLC, a Delaware limited liability company
By:	EXCO Resources, Inc., its sole member
By:	/s/ J. DOUGLAS RAMSEY, PH.D
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer
EXCO INVESTMENT II, LLC, a Delaware limited liability company
By:	EXCO Resources, Inc., its sole member
By:	/s/ J. DOUGLAS RAMSEY, PH.D
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer
PINESTONE RESOURCES, L.L.C.
By:	/s/ J. DOUGLAS RAMSEY, PH.D
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer

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FIFTH AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT